SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2004

Arden Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9904	95-3163136
(Commission File Number)	(IRS Employer Identification No.)

2020 S. Central Avenue Compton, California	90220
(Address of Principal Executive Offices)	(Zip Code)

(310) 638-2842

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former name or former address, if changed since last Report.)

Item 5.  Other Events and Regulation FD Disclosure.

On March 15, 2004, Arden Group, Inc. issued a press release announcing developments on Gelson’s union contract.  A copy of that press release is being furnished as Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release announcing developments on Gelson’s union contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC. (Registrant)

Date: March 16, 2004	By:	/s/ David M. Oliver
	Name:	David M. Oliver
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release.